Exhibit 21.1

Subsidiaries of the Registrant

Company Name	Jurisdiction
AB F C.V.	Netherlands
AESR, LLC	Delaware
BASILDON DAIRY FOODS LTD	United Kingdom
BOURNAZI PASTRIES S.A.	Greece
CEREAL PARTNERS FRANCE B.V.	Netherlands
CEREALES PARTNERS COLOMBIA LTDA.	Colombia
CEREALES PARTNERS LATIN AMERICA LLC	Delaware
COLOMBO, INC.	Delaware
D.H. AUSTRAL (URUGUAY) SOCIEDAD ANONIMA	Uruguay
ELYSEES CONSULT SAS	France
FOODSHOULDTASTEGOOD, INC.	Delaware
GARDETTO’S BAKERY, INC.	Delaware
GCOM ENTERPRISES, INC.	Delaware
GENERAL MILLS (CHINA) HOLDING CO., LTD.	China
GENERAL MILLS (GIBRALTAR) LIMITED	Gibraltar
GENERAL MILLS (SUISSE) SVE SARL	Switzerland
GENERAL MILLS ARGENTINA L.S., LLC	Delaware
GENERAL MILLS ARGENTINA S.A.	Argentina
GENERAL MILLS ASIA PACIFIC LIMITED	Hong Kong
GENERAL MILLS ASIA PTE. LTD.	Singapore
GENERAL MILLS AUSTRALIA CK PTY LTD	Australia
GENERAL MILLS AUSTRALIA PTY LTD	Australia
GENERAL MILLS BELGIUM, VOF	Belgium
GENERAL MILLS BERWICK LIMITED	United Kingdom
GENERAL MILLS BRASIL LTDA	Brazil
GENERAL MILLS BRASIL ONE LTDA.	Brazil
GENERAL MILLS CANADA B.V.	Netherlands
GENERAL MILLS CANADA CORPORATION	Canada
GENERAL MILLS CAPITAL, INC.	Delaware
GENERAL MILLS CEREALS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS CEREALS HOLDING (SOUTH AFRICA) (PTY) LTD	South Africa
GENERAL MILLS CEREALS PROPERTIES, LLC	Delaware
GENERAL MILLS CEREALS, LLC	Delaware
GENERAL MILLS CHINA HOLDINGS LIMITED	Mauritius
GENERAL MILLS CHINA LIMITED	Hong Kong
GENERAL MILLS CONTINENTAL INC. S.A.	Chile
GENERAL MILLS CONTINENTAL, INC.	Delaware
GENERAL MILLS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS DE VENEZUELA, C.A.	Venezuela
GENERAL MILLS DIRECT MARKETING, INC.	Delaware
GENERAL MILLS DL GP	Delaware
GENERAL MILLS EASTERN EUROPE s.r.o.	Czech Republic
GENERAL MILLS ESPANA B.V.	Netherlands
GENERAL MILLS FINANCE, INC.	Delaware
GENERAL MILLS FOOD PRODUCTS INDIA PRIVATE LIMITED	India
GENERAL MILLS FOODS (NANJING) CO. LTD.	China
GENERAL MILLS FOODS (SANHE) CO., LTD.	China
GENERAL MILLS FOODS ASIA LIMITED	Hong Kong
GENERAL MILLS FOODS, INC.	Philippines
GENERAL MILLS FOUNDATION	Minnesota
GENERAL MILLS FRANCE (SAS)	France
GENERAL MILLS FROZEN FOODS (GUANGZHOU) LIMITED	Hong Kong
GENERAL MILLS FROZEN FOODS (SHANGHAI) LIMITED	Hong Kong
GENERAL MILLS GLOBAL FINANCE LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS FIVE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS SEVEN LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS SIX LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWO GP	Bermuda
GENERAL MILLS GMBH	Germany

GENERAL MILLS GUAM, INC.	Delaware
GENERAL MILLS HELLAS S.A.	Greece
GENERAL MILLS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS HOLDING (FRANCE) SAS	France
GENERAL MILLS HOLDING (U.K.) LIMITED	United Kingdom
GENERAL MILLS HOLDING A (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B.V.	Netherlands
GENERAL MILLS HOLDING C (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING D (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING E (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING F (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING G (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING ONE (AUSTRALIA) PTY LTD.	Australia
GENERAL MILLS HOLDING ONE (GERMANY) GmbH	Germany
GENERAL MILLS HOLLAND B.V.	Netherlands
GENERAL MILLS HONG KONG LIMITED	Hong Kong
GENERAL MILLS IBERICA, S.A. UNIPERSONAL	Spain
GENERAL MILLS INDIA PRIVATE LIMITED	India
GENERAL MILLS INTERNATIONAL (THAILAND) CO., LTD.	Thailand
GENERAL MILLS INTERNATIONAL A, INC.	Delaware
GENERAL MILLS INTERNATIONAL B, INC.	Delaware
GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.	Delaware
GENERAL MILLS INTERNATIONAL BUSINESSES, INC.	Delaware
GENERAL MILLS INTERNATIONAL FINANCE, LLC	Delaware
GENERAL MILLS INTERNATIONAL FRANCE SAS	France
GENERAL MILLS INTERNATIONAL HOLDINGS, LLC	Delaware
GENERAL MILLS INTERNATIONAL LIMITED	Delaware
GENERAL MILLS INTERNATIONAL SARL	Switzerland
GENERAL MILLS IP HOLDINGS I, LLC	Delaware
GENERAL MILLS IP HOLDINGS II, LLC	Delaware
GENERAL MILLS ISRAEL LTD	Israel
GENERAL MILLS ITALIA SRL	Italy
GENERAL MILLS KOREA CO., LTD.	Korea, Republic of
GENERAL MILLS LANDES (SAS)	France
GENERAL MILLS LEBANON S.A.L.	Lebanon
GENERAL MILLS LUXEMBOURG S.A.R.L.	Luxembourg
GENERAL MILLS MAARSSEN HOLDING, INC.	Delaware
GENERAL MILLS MAGHREB SARL	Morocco
GENERAL MILLS MALAYSIA SDN. BHD.	Malaysia
GENERAL MILLS MANUFACTURING AUSTRALIA PTY LIMITED	Australia
GENERAL MILLS MARKETING, INC.	Delaware
GENERAL MILLS MAURITIUS, INC.	Mauritius
GENERAL MILLS MIDDLE EAST & NORTH AFRICA FZE	United Arab Emirates
GENERAL MILLS MIDDLE EAST SAL	Lebanon
GENERAL MILLS MISSOURI, INC.	Minnesota
GENERAL MILLS NETHERLANDS B.V.	Netherlands
GENERAL MILLS NEW ZEALAND LIMITED	New Zealand
GENERAL MILLS NORWAY AS	Norway
GENERAL MILLS OPERATIONS, LLC	New York
GENERAL MILLS PENSION TRUSTEE LIMITED	United Kingdom
GENERAL MILLS PRODUCTS CORP.	Delaware
GENERAL MILLS PROPERTIES, INC.	Delaware
GENERAL MILLS RH, INC.	Delaware
GENERAL MILLS RIGHTS HOLDINGS, LLC	Delaware
GENERAL MILLS RUSSIA HOLDING, INC.	Delaware
GENERAL MILLS SALES SINGAPORE PTE. LTD.	Singapore
GENERAL MILLS SALES, INC.	Delaware
GENERAL MILLS SAN ADRIAN, S.L. UNIPERSONAL	Spain
GENERAL MILLS SCANDINAVIA AB	Sweden
GENERAL MILLS SERVICES (UK) LTD.	United Kingdom
GENERAL MILLS SERVICES, INC.	Delaware
GENERAL MILLS SNACKS HOLDING B.V.	Netherlands
GENERAL MILLS SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa
GENERAL MILLS SPECIALTY PRODUCTS, LLC	Delaware
GENERAL MILLS SWISS FOUR GMBH	Switzerland

GENERAL MILLS SWISS THREE GMBH	Switzerland
GENERAL MILLS SWISS TWO GMBH	Switzerland
GENERAL MILLS TAIWAN LIMITED	Taiwan
GENERAL MILLS TRADING (SHANGHAI) CO. LIMITED	China
GENERAL MILLS UK LIMITED	United Kingdom
GENERAL MILLS VENTAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS, INC.	Delaware
GIGANTE VERDE, LLC	Delaware
GIGANTE VERDE S. de R.L. de C.V.	Mexico
GLOBAL HOLDINGS ONE MANAGEMENT LLC	Delaware
GM CEREALS HOLDINGS, INC.	Delaware
GM CEREALS MANAGER, INC.	Delaware
GM CLASS B, INC.	Delaware
GMEAF SNC	France
GMSNACKS, SCA	France
GREEN GIANT ASIA PACIFIC LTD.	Taiwan
GREEN GIANT INTERNATIONAL, LLC	Minnesota
GUANGZHOU PILLSBURY V. PEARL FOODS CO., LTD.	China
HAAGEN-DAZS ARRAS SNC	France
HAAGEN-DAZS BELGIUM (BV BA)	Belgium
HAAGEN-DAZS INTERNATIONAL SHOPPE COMPANY, INC.	Minnesota
HAAGEN-DAZS NEDERLAND N.V.	Netherlands
HD CHINA B.V.	Netherlands
HD DISTRIBUTORS (THAILAND) CO., LTD.	Thailand
HD MARKETING & DISTRIBUTION PHILIPPINES, INC.	Philippines
HD MARKETING & DISTRIBUTION SDN. BHD.	Malaysia
HDIP, INC.	Delaware
INO FITA GMBH	Germany
KAMPOS ESTIASI S.A.	Greece
KCLM RESEAARCH IN NUTIRITION INC.	Canada
KIFISSIA PASTRIES S.A.	Greece
LA SALTENA S.A.	Argentina
LES ACTIFS GALLIENI CIE	Nova Scotia
LES PRODUITS DE MARQUE LIBERTE CIE	Nova Scotia
LIBERTE NATURAL FOODS CIE	Nova Scotia
LIBERTE PLF CIE	Nova Scotia
LIBERTE VERMONT PRODUCTS INC.	United States
NOBLEVAL SARL	France
NORTHGATE PARTNERS LLC	North Dakota
OLD EL PASO FOODS B.V.	Netherlands
PASTA MASTER DISTRIBUTION PTY. LTD.	Australia
PET INCORPORATED	Delaware
PILLSBURY MEXICO, S.A. DE C.V.	Mexico
PILLSBURY PHILIPPINES INTERNATIONAL, INC.	Philippines
PINEDALE HOLDINGS PTE LIMITED	Singapore
PINEDALE TRADING PTE LIMITED	Singapore
POWER HOUSE FOODS PTY. LTD.	Australia
SAXBY BROS LIMITED	United Kingdom
SHANGHAI HAAGEN-DAZS FOOD TRADING CO., LTD.	China
SHANGHAI PILLSBURY FROZEN FOODS, LIMITED	China
SMALL PLANET FOODS, INC.	Delaware
SODIMA SAS	France
SOFIB SAS	France
SUPER FITNESS INTERNATIONAL S.A.	Panama
THE PASTA MASTER PTY. LTD.	Australia
THE PILLSBURY COMPANY, LLC	Delaware
WASHBURN INVESTMENT OFFICE LLC	Delaware
Y.O. C.V.	Netherlands
YOPLAIT BENELUX SA	Belgium
YOPLAIT BRANDCO HOLDING A (FRANCE) SAS	France
YOPLAIT BRANDCO HOLDING B (FRANCE) SAS	France
YOPLAIT BRANDCO HOLDING S.A.R.L.	Luxembourg
YOPLAIT CZECH AS	Czech Republic
YOPLAIT FRANCE SAS	France
YOPLAIT INVESTMENTS LTD	United Kingdom

YOPLAIT IRELAND LIMITED	Ireland
YOPLAIT MARQUES SNC	France
YOPLAIT OPCO COOPERATIEF UA	Netherlands
YOPLAIT OPCO HOLDING ONE B.V.	Netherlands
YOPLAIT SAS	France
YOPLAIT SLOVAKIA	Slovakia
YOPLAIT SVERIGE AB	Sweden
YOPLAIT UK LTD	United Kingdom
YOPLAIT USA, INC.	Delaware

JOINT VENTURES

C.P. HELLAS EEIG	Greece
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H & Co. OHG	Austria
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H.	Austria
C.P.D. CEREAL PARTNERS DEUTSCHLAND GmbH & Co. oHG	Germany
C.P.D. CEREAL PARTNERS DEUTSCHLAND VERWALTUNGSGESELLSCHAFT mbH	Germany
C.P.W. HELLAS BREAKFAST CEREALS SOCIETE ANONYME	Greece
C.P.W. MEXICO S. de R.L. de C.V.	Mexico
CEREAL ASSOCIADOS PORTUGAL, A.E.I.E.	Portugal
CEREAL PARTNERS (MALAYSIA) SDN. BHD.	Malaysia
CEREAL PARTNERS (THAILAND) LIMITED	Thailand
CEREAL PARTNERS AUSTRALIA PTY LIMITED	Australia
CEREAL PARTNERS CZECH REPUBLIC, s.r.o.	Czech Republic
CEREAL PARTNERS ESPANA, A.E.I.E.	Spain
CEREAL PARTNERS FRANCE, SNC	France
CEREAL PARTNERS GIDA TICARET LIMITED SIRKETI	Turkey
CEREAL PARTNERS HUNGARIA TRADING LIMITED LIABILITY COMPANY	Hungary
CEREAL PARTNERS INDIA PRIVATE LIMITED	India
CEREAL PARTNERS MEXICO, S.A. DE C.V.	Mexico
CEREAL PARTNERS NIGERIA LIMITED	Nigeria
CEREAL PARTNERS POLAND TORUN-PACIFIC Sp. z.o.o.	Poland
CEREAL PARTNERS RUS LLC	Russian Federation
CEREAL PARTNERS SLOVAK REPUBLIC, s.r.o.	Slovakia
CEREAL PARTNERS SOUTH AFRICA	South Africa
CEREAL PARTNERS U.K.	United Kingdom
CEREAL PARTNERS VENEZUELA	Venezuela
CEREALES C.P.W. BOLIVIA S.R.L.	Bolivia
CEREALES C.P.W. CHILE LIMITADA (SRL)	Chile
CEREALES CPW PERU LIMITADA	Peru
CEREALES PARTNERS L.L.C.—UTE	Argentina
CP COLOMBIA ACP	Colombia
CP MIDDLE EAST FZCO	United Arab Emirates
CP SUISSE	Switzerland
CPW BRASIL LTDA.	Brazil
CPW HONG KONG LIMITED	Hong Kong
CPW NEW ZEALAND	New Zealand
CPW OPERATIONS S.A.R.L.	Switzerland
CPW PARAGUAY S.R.L.	Paraguay
CPW PHILIPPINES, INC.	Philippines
CPW S.A.	Switzerland
CPW SINGAPORE (PTE.) LTD.	Singapore
CPW TIANJIN LIMITED	China
CPW TRINIDAD AND TOBAGO, LTD.	Trinidad and Tobago
CPW URUGUAY S.A.	Uruguay
HAAGEN-DAZS JAPAN, INC.	Japan
HAAGEN-DAZS KOREA CO., LTD.	Korea, Republic of
PT CEREAL PARTNERS INDONESIA	Indonesia
SERETRAM (SAS)	France